Exhibit 10.2

PARAFIN CORPORATION

5199 Neil Road, Suite 430 Reno, Nevada 89502

Tel: (877) 613-3131 • Fax (866) 613-3131 • e-mail: ceo@parafincorp.com

SYMBOL: (OTCCBB.PFNC)

September 4, 2006

Mr. Suwan Deesunthia	CC: Sam Chanpradith, President
Wellslink Petroleum Co., LTD., as the (“Buyer”)	Allan Quattrin
125/3 Sukhumvit 89 Bangjark	LAO-CAN Holdings Ltd., as the
Phakhanong, Bangkok 1026C	(“Seller’s Mandate”)

Thailand

RE: CORPORATE OFFER AND PURCHASE AGREEMENT

As per our discussions with Mr. Chanpradith as to the Investment, Sale and Delivery of the Product, we have agreed on the following Terms and Conditions for considerations whereby:

This Corporate Offer once endorse becomes a binding contract between the Parties as Buyer and Seller respectively. Once endorsed this document shall become and be referred to as the “Purchase Agreement”. The Parties herein, in “Good Faith” make representations, as for the buyer its capacity to buy the product and as to the Seller the ownership and tile of the product referred to as “GAS OIL D-2 I-02/62”, which Product Description, Price, Discount, Quantity, Delivery and Consulting Fees are as per Exhibit-“A” attached. This offer must be executed by Buyer within (10) ten banking days from the execution of this Corporate Offer, which is herein agreed to and Subject to;

Section-1 (Buyer’s Performance):

(a)	Endorsing this Full Corporate Offer inclusive of all Exhibits and all pages accepting all terms and conditions.
(b)	Faxing copies of documents above forwarding originals via Express Mail as stated above.
(c)	Delivering a Bank-to-Bank confirmation of capacity, confirming the Terms and Conditions of the transaction.
(d)	Acceptance of Payment Responsibility of all charges inclusive but not limited to demurrage. Port and terminal fees and all other charges for any missed or delayed in unloading storage tanks.
(e)	Term of the contract is for (1) one year with acceptance of the Proof-of-Product (POP) to be confirmed every year for the same or greater amount.
(f)

Additional shipment requests delivery schedule are to be confirmed bank-bank with a pre-advice to issue the Seller an additional DLC/SBLC pursuant to such delivery confirmation increase, new pricing, Terms and Conditions.

Transaction Code: AQ PARAFIN/090406-1/CIF

/s/Suwan Deesunthia	/s/ Sam Chanpradith	/s/ Francisco AmborsioSaez
Buyer	Mandate	Seller Asset-Manager

_09 /07/2006	_09_/06/2006	_09_/04 /_2006_
Mo/Day/Year	Mo/Day/Year	Mo/Day/Year

(g) Buyer’s Payment: Buyer’s bank to issue a Documentary-Letter-Credit (DLC) that is Irrevocable, Non-Transferable, Divisible, and Revolving after every shipment paying for 50,000 Metric Tons valued at $21,000,000.00 USD, as the (“Shipment Value”), which is to be paid after the cargo has been discharged into the Buyer’s storage tanks at the Discharge port from the Seller’s nominated vessel and Quality and Quantity have been confirmed as being correct by Independent Surveyor Company. The total monthly commitment of 100,000 Metric Tons are deliverable in (20 two 50,000 Metric Tons shipments, every (2) two weeks, as the (“Monthly Commitment”) valued as $42,000,000.00 USD. Additionally, Buyer is to deliver a Stand-By-Letter-Credit (SBLC) format ICC 458 Demand Guarantee for $21,000,000.00 USD equivalent to 50,000 Metric Tons to guarantee the contract, as a Security Deposit and to secure a $420.00 per Metric Ton price for a (6) six month period, as the (“Guarantee Price”), with price to be determined thereafter by the “Singapore CIF Platt Price”, as the (“Market Price”). The SBLC must be issued within (7) seven banking days of execution of this offer to secure the Guarantee Price, assuming that stable market pricing prevails during this period: otherwise a new quote must be provided based on Market Platt Price until Buyer’s Bank issues the SBLC.

Section –II (Seller’s Performance):

Upon Buyer’s compliance with Sections – I (a) (b) (c) and (d), Seller shall:

(a)	Deliver Proof-of-Product (POP) consisting of: (All ready delivered)
•	A copy of the Bank confirmation of the title and ownership of the product (SWIFT Custody Assignment)
•	Deed of Trust/Updated allocation letter
•	Assist Buyer in securing Public information as to the Seller’s entitlement and ownership of the POP, such as Press Releases as to the transfer ownership.

Upon Buyer’s compliance with Sections “I” and acceptance of Seller’s POP:

(b)	Buyer’s Bank to issue the DLC/SBLC to Seller’s Bank.
(c)

Seller to deliver Supplier’s Performance Bond (Trade Credit Indemnity Coverage from an “A” rated Insurance Company or traditional bank Performance Bond) for 2% ($840,000.00 USD) based on the value of the DLC/SBLC. Seller’s Performance Bond will be activated within (10) days from receiving Buyer’s bank DLC/SBLC defined herein.

(d)

Seller to confirm Lay-Can to Buyer and nominates vessel and provides vessel data (Q88) to Buyer for shipments to commence approximately by November 25, 2006 or as per Vessel availability and delivery schedule.

(e)	Seller to confirm the delivery schedule and provide Buyer after payments of transport and storage:
•	Transport will provide the “Route Telegram” or other alternative confirmation of Product Origin to best meet the delivery schedule, at Seller’s option, since this is a CIF transaction.
•	Seaport’s terminal will provide a Tank Storage Receipt.
•	Vessel delivery schedule confirmation to destination port.

(f)	Seller to confirm the delivery schedule and provide Buyer after payments

Transaction Code: AQ PARAFIN/090406-1/CIF

/s/Suwan Deesunthia	/s/ Sam Chanpradith	/s/ Francisco AmborsioSaez
Buyer	Mandate	Seller Asset-Manager

_09 /07/2006	_09_/06/2006	_09_/04 /_2006_
Mo/Day/Year	Mo/Day/Year	Mo/Day/Year

Section-III: (Payment Procedures, Section I (g), III (d) and as described herein)

(a)	Seller and Buyer submit “Pay Orders: to Trustee for their respective representatives consulting fees.
(b)	Seller sends original shipping documents and commercial invoice via courier to Buyer’s bank.
(c)	Seller also faxes same documents to Buyer.
(d)

Buyer’s bank shall make immediate payment of its DLC at Discharge Port, subject to (1) verification of all shipping documents, inclusive of “Bill-of-Lading” (2) verification of Certificate of Quality and Quantities shipped from SGS, Veritas and alike internationally recognized Third-Party inspectors/surveyors.

(e)	Asset Manager issues SWIFT to pay commission per the Fee Protection Agreement of all consultants.

General Terms and Conditions:

The Purchase Agreement will be governed by and subject to; (a) Buyer’s banking capacity confirmation (b) Execution of a Purchase Agreement (c) ParaFin’s Corporate Resolution accepting the transaction, terms, conditions and the Buyer (d) Swiss Law (e) International Chamber of Commerce (ICC) for Documentary Credit guidelines (f) Uniform Commercial Code (UCC) (g) All Administrative Remedy and Dispute Resolution are at the option of the “Injured Party”, inclusive of venue in a Mandatory Arbitration and by an international Arbitration Tribunal (h) The “Injured Party” reserves the right to include all other applicable Jurisdiction, law, regulatory code of enforcement or guidelines in Commerce, Banking, Insurance, Securities and Judicial.

Product Specifications

Exhibit – “A”

Product:	GAS OIL D-2 L-02/62
Quantity and Delivery:

100,000 (Hundred-Thousand) Metric Tons per month for the next (12) twelve months commencing after confirming Vessel Delivery schedule within the next 30-days. Delivered in shipments of 50,000 Metric Tons every (2) two weeks.

Payment:	As per Section - I (g)

Performance Bond:

As per Section – II (c) 2% ($840,000.00 USD) issue to Buyer based on 50,000 Metric Tons and value of the DLC/SBLC of USD$42,000,000. Buyer assumes all cargo responsibility for destination Port unloading and terminal storage.

Price:

$420 per Metric Ton for the first (6) six months, secured by the SBLC to be received within (7) seven banking days, free from unstable market pricing conditions, which will then be subject to the Metric Tons moving price of the “Singapore CIF Platt” for all shipment C.I.F Petchaburi Terminal TIIILAND.

Transaction Code: AQ PARAFIN/090406-1/CIF

/s/Suwan Deesunthia	/s/ Sam Chanpradith	/s/ Francisco AmborsioSaez
Buyer	Mandate	Seller Asset-Manager

_09 /07/2006	_09_/06/2006	_09_/04 /_2006_
Mo/Day/Year	Mo/Day/Year	Mo/Day/Year

Product Specifications:	Confirmed by SGS or Veritas Certification and alike

D2 HIGH SPEED DIESEL SPECIFICATIONS
Property	Test Method	Guarantee
Spec.
1. Specific Gravity at 15.6/15.6 C	ASTM D 1298	0.81-0.87
2. Cetane Index	ASTM D 976	Min 47
3. Kinematic Viscosity, cSt @ 40 C	ASTM D 445	1.8-4.1
4. Flash Point, Deg. C	ASTM D 93	Min 52
5. Pour Point, Deg. C	ASTM D 97	Max -10.0
6. Sulpher Content, %Wt	ASTM D 2622	Max 0.035
7. Copper Corrosion	ASTM D 130	Max 1 A
8. Carbon Residue. %Wt	ASTM D 189	Max 0.05
9. Ash, %Wt	ASTM D 482	Max 0.01
10. Water and Sediment, % Vol	ASTM D 2709	Max 0.05
11. Distillation (90%Recovered, C)	ASTM D 86	Max 357
12. Color	ASTM D 1500	Max 1.0
13. Lubricity by HFRR, µm	CEC-F-06-A-96	Max 460

Transaction Code: AQ PARAFIN/090406-1/CIF

/s/Suwan Deesunthia	/s/ Sam Chanpradith	/s/ Francisco AmborsioSaez
Buyer	Mandate	Seller Asset-Manager

_09 /07/2006	_09_/06/2006	_09_/04 /_2006_
Mo/Day/Year	Mo/Day/Year	Mo/Day/Year

Exhibit – “B”

SPECIMENT STANDBY LETTER OF CREDIT

(United States and Foreign Banks)

From:	Foreign Bank
To:	HSBC Canada (HEREINAFTER AS THE BANK)

Quote:

We hereby establish our irrevocable and transferable credit in favor of HSBC Bank Canada, 31578 Marine Drive, West Vancouver, BC, V7Y1H8 for the account of PARAFIN Corporation, available by beneficiary’s draft drawn on (Name of issuing bank) maturing on _______(Date), in the amount of __________________(Amount in figures and words). This Letter of Credit is valid until _____________ (15 days after maturity date of beneficiary’s draft).

The draft drawn under this credit must bear on its face the clause “drawn under ______________ (Name of the issuing bank). Letter of Credit No. ______, dated ________,” accompanied by a signed statement issued by ________________ (Name of financing bank) certifying that the amount of the Letter of Credit was discounted and Net Proceeds were paid at beneficiary’s request to HSBC BANK CANADA in favor of ParaFin Corporation in connection with facilities (or loan) granted to ParaFin Corporation.

We hereby agree with the drawers, endorser, and bona fide holders of draft drawn under and in compliance with the terms of this credit that the same shall be duly honored at maturity on due presentation to us. Except as otherwise expressly stated herein, this credit is subject to the Uniform Customs and Practices for Documentary Credit (1993) International Chamber Publication 500. All mention about transferability may be deleted, Lender’s option.

______________________________ (Authorized Signature of Bank Officer)

______________________________ (Authorized Signature of Bank Officer)

= SUBJECT TO BANK APPROVAL =

Transaction Code: AQ PARAFIN/090406-1/CIF

/s/Suwan Deesunthia	/s/ Sam Chanpradith	/s/ Francisco AmborsioSaez
Buyer	Mandate	Seller Asset-Manager

_09 /07/2006	_09_/06/2006	_09_/04 /_2006_
Mo/Day/Year	Mo/Day/Year	Mo/Day/Year

UPON COUNTERSING OF THIS CORPORATE OFFER, SAID TRANSACTION SHALL BE CONFIRMED ON A BANK-TO-BANK BASIS TO THE FOLLOWING BANKING COORDINATES:

US Dollar ($) Denominated

US Domestic Currency and Securities Transfers

Bank Name	: HSBC BANK USA	SWIFT #	:MRMDUS33
ABA Routing	: # 108
Main Account	: # 000050881

HSBC BANK Canada	FW	: # 021001088
31578 Marine Drive	Transit	: # 10510
West Vancouver, BC	Institution	: # 18
V7Y1H8	SWIFT #	: HKBCCATT

Client Account	: ParaFin Corporation	Account	: # 008828-070

Please note that any offers to buy/sale and acceptance of an offer, sale or buyer are subject to (a) Buyer’s banking capacity confirmation (b) execution of a Purchase Agreement (c) ParaFin’s Corporate Resolution accepting the transaction, terms, conditions and the Buyer.

UPON BUYER COUNTERSIGNING THIS DOCUMENT SAME WILL BECOME A BIDING CONTRACT AS PER THE TERMS AND CONDITIONS HEREIN. THIS OFFER EXPIRES (D) FIVE BANKING DAYS GROM THE ISSUANCE OF THIS OFFER.

/s/_Francisco Ambrosio__	/s/ Suwan Deesuthia__
FRANCISCO AMBROSIO SAEZ, as	Mr. Suwan Deesuthia
The (“Asset-Manager”), Reserving all	Wellslink Petroleum Co., Ltd.,
Rights and defenses without prejudice	as the (“Buyer”) 125/3
UCC§§ 1—308.3-402(b) (1), 1-207,	Sukhuravit 89 Bangjark
1-103.6 O/B/O PARAFIN CORPORATION	Phakhanong, Bangkok 10260
a publicly traded company (Symbol: OTC: PFNC),	Thailand

as the (“Seller”).

Date: September 07, 2006

Executed on: September 4, 2006

/s/ Sam Chanpradith_
Sam Chanpradith, President
LAO-CAN Holdings
Ltd., as the (“Seller’s Madate”)

Date: September 06, 2006

Transaction Code: AQ PARAFIN/090406-1/CIF

/s/Suwan Deesunthia	/s/ Sam Chanpradith	/s/ Francisco AmborsioSaez
Buyer	Mandate	Seller Asset-Manager

_09 /07/2006	_09_/06/2006	_09_/04 /_2006_
Mo/Day/Year	Mo/Day/Year	Mo/Day/Year